EXHIBIT A



                         FORM 4 JOINT FILER INFORMATION


         Name:                                   Marr Technologies NV

         Address:                                Van Engelenweg 21 A
                                                 Curacao
                                                 Netherlands Antilles

         Designated Filer:                       Marr Technologies BV

         Issuer & Ticker Symbol:                 Calypte Biomedical Corporation
                                                 "CYPT"

         Date of Earliest Transaction
         Required to be Reported:                05/26/04

         Signature:                              By: /s/ George Praag
                                                     ---------------------------
                                                     Name:   George Praag
                                                     Title:  Director of C.T.M.
                                                             Corporation N.V.




         Name:                                   Marr Technologies Limited

         Address:                                Suite 240,
                                                 Barkly Wharf,
                                                 Le Caudan Waterfront,
                                                 Port Louis,
                                                 Mauritius

         Designated Filer:                       Marr Technologies BV

         Issuer & Ticker Symbol:                 Calypte Biomedical Corporation
                                                 "CYPT"

         Date of Earliest Transaction
         Required to be Reported:                05/26/04

         Signature:                              By: /s/ Marat R. Safin
                                                     ---------------------------
                                                     Name:  Marat R. Safin
                                                     Title: Director

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                                                                       EXHIBIT A


                         FORM 4 JOINT FILER INFORMATION


         Name:                                  Marr Group Holdings Limited

         Address:                               Suite 240,
                                                Barkly Wharf,
                                                Le Caudan Waterfront,
                                                Port Louis,
                                                Mauritius

         Designated Filer:                      Marr Technologies BV

         Issuer & Ticker Symbol:                Calypte Biomedical Corporation
                                                "CYPT"

         Date of Earliest Transaction
         Required to be Reported:               05/26/04

         Signature:                             By: /s/ Marat R. Safin
                                                    ----------------------------
                                                    Name:  Marat R. Safin
                                                    Title: Director





         Name:                                  Marat R. Safin

         Address:                               46 Clapham Common North Side
                                                London SW4 0AA
                                                United Kingdom

         Designated Filer:                      Marr Technologies BV

         Issuer & Ticker Symbol:                Calypte Biomedical Corporation
                                                "CYPT"

         Date of Earliest Transaction
         Required to be Reported:               05/26/04

         Signature:                             /s/ Marat R. Safin
                                                --------------------------------
                                                Name:  Marat R. Safin